UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) October 3, 2003

S&C Holdco 3, Inc.

(Exact Name of Registrant As Specified In Its Charter)

Delaware	333-100717	81-0557245
(State of incorporation)	(Commission	(IRS Employer
	File Number)	Identification No.)

1770 Promontory Circle,
Greeley, CO	80634
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (970) 506-8000

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 7(c) Exhibits.
Item 12 Results of Operations and Financial Condition
SIGNATURE
EX-99.1 Press Release

Item 7(c) Exhibits.

99.1	Press Release, dated October 3, 2003, relating to S & C Holdco 3, Inc.’s and its subsidiary Swift & Company’s (“Swift”) results of operations for the first quarter ended August 24, 2003.

Item 12 Results of Operations and Financial Condition

The following information is furnished pursuant to Item 12 “Results of Operations and Financial Condition”. The information in this Form 8-K and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in a filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

On October 3, 2003, Swift announced its results of operations for the first quarter ended August 24, 2003 in a Press Release, dated October 3, 2003, a copy of which is attached hereto as Exhibit 99.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 3, 2003	S&C Holdco 3, Inc.

By: /s/ Danny C. Herron

Chief Financial Officer, Executive Vice President-
Finance & Controls